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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned persons whose signature appear immediately below, does hereby constitute and appoint Ronald D. Hunter and Stephen M. Coons, each with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned an Annual Report on Form 10-K ("Form 10-K") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agent, or his substitute lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29 day of August 1997.

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
                /s/ RONALD D. HUNTER                                    /s/ PAUL B. PHEFFER
-----------------------------------------------------  -----------------------------------------------------
                  Ronald D. Hunter                                        Paul B. Pheffer

              /s/ GERALD R. HOCHGESANG                                 /s/ RAYMOND J. OHLSON
-----------------------------------------------------  -----------------------------------------------------
                Gerald R. Hochgesang                                     Raymond J. Ohlson

                 /s/ EDWARD T. STAHL                                   /s/ STEPHEN M. COONS
-----------------------------------------------------  -----------------------------------------------------
                   Edward T. Stahl                                       Stephen M. Coons

               /s/ MARTIAL R. KNIESER                                   /s/ RAMESH H. BHAT
-----------------------------------------------------  -----------------------------------------------------
                 Martial R. Knieser                                       Ramesh H. Bhat

                 /s/ JAMES C. LANSHE                                    /s/ ROBERT A. BORNS
-----------------------------------------------------  -----------------------------------------------------
                   James C. Lanshe                                        Robert A. Borns
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